CHT-SUM SUP 110918

Summary Prospectus Supplement dated November 9, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, S, Y, R5 and R6 shares of the Fund listed below:

Invesco Charter Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Ronald Sloan	Portfolio Manager	2002”

CHT-SUM SUP 110918